UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

NET 1 UEPS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	98-0171860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts Avenue and Bolton Road
Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Net 1 UEPS Technologies, Inc. (the “Company”) Audit Committee of the Board of Directors (the “Audit Committee”) concluded on November 8, 2018, after careful consideration of the relevant facts and circumstances and following consultation with the Company’s management and Deloitte & Touche (South Africa), the Company’s independent registered public accounting firm, that the Company’s consolidated financial statements for the year ended June 30, 2018, included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2018, should be restated, and that such consolidated financial statements and Deloitte & Touche (South Africa)’s audit report thereon should no longer be relied upon, due to the Company’s re-evaluation of the classification of its investment in Cell C Proprietary Limited (“Cell C”). The Company will also make appropriate revisions to the selected financial data for the year ended June 30, 2018 and the quarterly information for fiscal 2018 to reflect these changes.

Although the Company elected the fair value option on acquisition of its investment in Cell C, an unlisted company, this investment was incorrectly presented as available-for-sale and the change in its fair value of $25.2 million, net of taxation of $7.3 million, was incorrectly recorded in other comprehensive income for the year ended June 30, 2018. The investment in Cell C should have been accounted for at fair value with changes in fair value recorded in the statement of operations. The Company’s restated consolidated financial statements will reflect the changes in fair value of the investment in Cell C in the consolidated statement of operations.

The restatement of the Company’s consolidated financial statements does not result in any change in the carrying value of the Cell C investment or the net asset value of the Company. The impact of the restatement on the Company’s consolidated balance sheet for the year ended June 30, 2018, is presented in the table below:

	Year ended June 30, 2018
	Reported	Correction	Restated
		(in thousands)
Accumulated other comprehensive loss	$(159,237)	$(25,199)	$(184,436)
Retained earnings	812,426	25,199	837,625
Total equity	$738,430	$-	$738,430

The impact of the restatement on the Company’s consolidated statement of operations for the year ended June 30, 2018, is presented in the table below:

	Year ended June 30, 2018
	Reported	Correction	Restated
	(in thousands, except per share data)
Change in fair value of equity securities	$-	$32,473	$32,473
Net income before tax	67,893	32,473	100,366
Income tax expense	41,353	7,274	48,627
Net income after tax	26,540	25,199	51,739
Net income attributable to Net1	$39,150	$25,199	$64,349

Net income per share, in United States dollars:
Basic earnings attributable to Net1 shareholders	0.69	0.44	1.13
Diluted earnings attributable to Net1 shareholders .	0.69	0.44	1.13

The impact of the restatement on the Company’s consolidated statement of comprehensive income for the year ended June 30, 2018, is presented in the table below:

		Year ended June 30, 2018
	Reported	Correction	Restated
		(in thousands)
Net income	$38,270	$25,199	$63,469
Total other comprehensive income (loss)	3,234	(25,199)	(21,965)
Comprehensive income	$41,504	$-	$41,504

The impact of the restatement on the Company’s consolidated statement of changes in equity for the year ended June 30, 2018, is presented in the table below:

		Accumulated
		other
	Retained	comprehensive
	earnings	loss
	(in thousands)
As reported – June 30, 2018	$812,426	$(159,237)
Correction of misstatement	25,199	(25,199)
As restated – June 30, 2018	$837,625	$(184,436)

The impact of the restatement on the Company’s consolidated statement of cash flows for the year ended June 30, 2018, is presented in the table below:

	Year ended June 30, 2018
	Reported	Correction	Restated
	(in thousands)
Net income	$38,270	$25,199	$63,469
Fair value adjustment	212	(32,473)	(32,685)
Increase (Decrease) in deferred taxes	(1,308)	7,274	5,966
Net cash provided by operating activities	$132,605	$-	$132,605

The Company is in the process of preparing restated financial statements for the year ended June 30, 2018, which the Company anticipates filing with the SEC on Form 10-K/A for the year ended June 30, 2018, as soon as practicable. The Company does not intend to file amendments to any of its previously filed Quarterly Reports on Form 10-Q.

Background Underlying the Audit Committee’s Conclusion

On August 2, 2017, the Company, through its subsidiary, Net1 Applied Technologies South Africa Proprietary Limited, purchased 75,000,000 class “A” shares of Cell C, a private limited company incorporated in South Africa, for an aggregate purchase price of ZAR 2.0 billion ($151.0 million) in cash. At the date of purchase, the Company elected the fair value option for its investment in Cell C in accordance with Accounting Standards Codification (“ASC”) 825 Financial Instruments. The Company incorrectly used the guidance in ASC 320 Investments-Debt and Equity Securities regarding available-for-sale equity instruments with readily determinable fair values. Cell C’s equity securities are not listed on an exchange and therefore there are no sales prices or bid-and-asked quotations that are currently available on a securities exchange, and therefore it did not meet the scope requirements of an equity security under ASC 320. As a result, the investment was incorrectly classified as an available-for-sale equity instrument with the changes in fair value being incorrectly recorded as part of other comprehensive income rather than through earnings.

The Company’s management evaluated the impact of the misstatement on its reported results for the year ended June 30, 2018, and recommended to its Audit Committee that it should restate its financial statements for the year ended June 30, 2018. The Audit Committee has assessed the guidance contained in ASC 825 and determined that a restatement of the reported results for the year ended June 30, 2018, is required and the disclosures contained in ASC 250 Accounting Changes and Error Corrections should be contained in its amended Form 10-K, and that the amended Form 10-K should be filed as soon as is practically possible.

The Company is currently assessing the impact of this restatement on its internal control over financial reporting.

Discussion with Independent Accountant

The Audit Committee has discussed the matters disclosed in this Current Report on Form 8-K with Deloitte & Touche (South Africa), the Company’s independent registered public accounting firm.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.

Date: November 8, 2018	By: /s/ Alex M.R. Smith
Name: Alex M.R. Smith
Title: Chief Financial Officer